SUMMARY OF INTANGIBLE ASSETS (Details) - USD ($) $ in Thousands	Jul. 31, 2021	Oct. 31, 2020	Oct. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Patents	$ 4,705	$ 4,479	$ 5,833
License	777	777	777
Software	117	117	117
Total intangibles	5,599	5,373	6,727
Accumulated amortization	(2,308)	(2,112)	(2,152)
Intangible assets	3,291	3,261	4,575
Net intangible assets	$ 3,291	$ 3,261	$ 4,575